UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                             INVESTMENT COMPANIES

                 Investment Company Act file number: 811-9521

                            KOREA EQUITY FUND, INC.
              (Exact name of registrant as specified in charter)

                     180 Maiden Lane, New York, N.Y. 10038
              (Address of principal executive offices) (zip code)

                       Nomura Asset Management USA Inc.
                     180 Maiden Lane, New York, N.Y. 10038
                    (Name and address of agent for service)


Registrant's telephone number, including area code: (800) 833-0018

Date of fiscal year end:   October 31, 2003

Date of reporting period:  April 30, 2003

ITEM 1.  REPORT TO SHAREHOLDERS

------------------------------------------------------------------------------

                            KOREA EQUITY FUND, INC.

To Our Shareholders:

     We present the Semi-Annual Report of Korea Equity Fund, Inc. (the "Fund") for the six months ended April 30, 2003.

     The Net Asset Value per share ("NAV") of the Fund on April 30, 2003 was $3.92, representing a decrease of 8.4% during the six months ended April 30, 2003. The closing market price of the Fund on the New York Stock Exchange was $3.47, representing an 11.5% discount to the NAV. The Fund's net assets aggregated $32,969,730 on April 30, 2003.

     The Korea Composite Stock Price Index ("KOSPI") decreased from 658.92 to
599.35 or 9.0% in local currency terms during the six months ended April 30, 2003. Including the Korean won ("Won") appreciation of 0.7% during the six months ended April 30, 2003, this represents a total decrease of 8.4% in U.S. dollar terms. For the quarter ended April 30, 2003, the KOSPI increased in local currency terms by 1.3%, and decreased in U.S. dollar terms by 3.0%. For the quarter ended April 30, 2003, the NAV of the Fund decreased by 3.2%. The Fund underperformed the KOSPI, in U.S. dollar terms, by 0.2 percentage points during the quarter ended April 30, 2003.

South Korean Economy

     Gross Domestic Product ("GDP") growth figures reported for the quarter ended September 30, 2002 increased 5.3% year-over-year ("y-o-y") and 1.3% quarter-over-quarter ("q-o-q") which may indicate a loss in momentum. This was particularly disappointing since the Fund entered the seasonally stronger second half of the year. Export growth was strong increasing 7.6% q-o-q, although this was partly expected given the comparison against a low base year (influenced by the terrorist attacks on September 11, 2001). However, the Domestic Consumption sector suffered its first contraction in more than a year decreasing 0.2% q-o-q as the government's efforts to control excessive consumer spending started to make an impact.

     In contrast, the GDP growth rate reported for the quarter ended December 31, 2002 increased 2% q-o-q which was slightly higher than anticipated. The Export sector showed some improvement, a consequence of improved confidence following monetary easing in the U.S. The Corporate sector was also more willing to rebuild inventories that had earlier been drawn down. The Fund also believes that there may have been some stockpiling ahead of an expected war in Iraq. However, amidst the still gloomy external environment, the Fund believes that the Export sector is unlikely to sustain its momentum. The domestic environment, which had been a pillar of strength for the South Korean economy in the previous review period, is now a chief concern.

     Despite a decline in global interest rates, there is little monetary flexibility for the Central Bank to help alleviate the slowdown. Earlier in the review period, the Central Bank was unable to reduce rates due to concerns about the impact this would have on consumption patterns. In the latter half of the review period, rising oil prices due to the Middle East conflict contributed to stubbornly high inflation.

     The President Roh Moo Hyun's primary focus has been the North Korean nuclear weapon program. While he was initially believed to have a rather offhand attitude towards the U.S., lately the Fund has seen some encouraging efforts to reach a peaceful resolution to this issue; though the Fund still expects this to be a lengthy process. The crackdown on the SK Group, one of the larger and more respected chaebols in South Korea, is seen by investors to be a step forward in corporate reform. However, the President has held back launching an investigation into other chaebol groups given the rapidly deteriorating economic environment. Nevertheless, the recent exemplary progress of corporate reform in South Korea appears to remain on track.

South Korean Stock Market

     The period under review began on a positive note, boosted by a 50 basis point cut in the U.S. Federal funds rate in early November, 2002. The reduction in interest rates was expected to help stimulate a sagging global economy. The Technology sector performed well against the benchmark in tandem with the rally witnessed on Wall street. However, the initial optimism evaporated in December, 2002 as attention re-focused on North Korea. Investors initially brushed off North Korea's claim that it had re-activated its nuclear weapon program, but President George Bush's tough stance prompted a reassessment. The stock market continued to drift down as war in Iraq got underway, touching a low of 517.24 on March 17, 2003. The KOSPI staged a rebound in April helped by the quick conclusion to the Iraq war, ending the period under review at 599.35.

     While external developments, in particular North Korea's nuclear brinkmanship, continued to exert negative pressure on the stock market, domestic problems relating to corporate governance have exacerbated the negative sentiment. Leading mobile phone operator SK Telecom Co., Ltd. released a disastrous fourth quarter 2002 earnings report in January, 2003 coupled with an unexplained jump in capital spending after earlier assurances that the company would return more cash to shareholders. This was followed by news in February that the government was investigating the SK Group over alleged illegal stock transactions. The KOSPI sold off sharply in late February when it became clear that accounting irregularities had been uncovered at SK Global Co., Ltd. that could result in imminent bankruptcy. The SK Group of companies and the Financial sector bore the brunt of the sell-down.

     The Financial sector was the worst performing sector during the review period, plagued by numerous factors. The SK Group accounting issue highlighted the inherent structural weakness of the financial system. Investors also questioned the credit worthiness of lesser chaebol groups. Weakness among the financial stocks was compounded by a sharp deterioration in the credit card sub-sector. The rise in non-performing loans was already evident from the last review period after the government unleashed a slew of measures to curb consumption excesses. However, the SK Group problem also caused a liquidity crunch for the credit card sub-sector as well. Credit spreads on credit card obligations increased due to heightened risk.

Portfolio Activity

     The Fund began the review period with a slightly more optimistic outlook following the cautious view over the past year. In anticipation of an easier monetary environment globally, which should provide some support for the global economy and therefore improve demand, the Fund's overweight position in the Technology sector was raised. In the latter half of the review period, the overweight position in the Technology sector was reduced through the sale of Samsung Electro Mechanics Co., Ltd. ("Semco"), a manufacturer of passive components. Semco faces a highly competitive operating environment plagued by overcapacity and pricing pressure. In addition, it was feared that Semco would also be saddled with a potential re-capitalization contribution for its credit card affiliate, Samsung Card Co., Ltd.

     Initially, the Fund had moderated the underweight position to the Telecommunications sector. This was achieved through the accumulation of shares of KT Corporation. However, the underweight position was subsequently extended through the sale of SK Telecom Co., Ltd. shares following deterioration in its business outlook and concerns that it was implicated in the financial problems of some other SK Group companies. The Fund continued to build on its KT Corporation position, a showcase contrast in corporate governance to SK Telecom Co., Ltd.

     The overweight position in the Financial sector was reduced sharply to underweight. The Fund disposed of all securities and credit card company holdings. Securities companies have derived a high portion of their revenues from the investment trust business, and these investment trust affiliates are likely to shoulder the burden of easing the liquidity crunch facing the financial system through the roll-over of maturing but dubious debt obligations. The credit card operators continued to suffer escalating delinquencies, with many of them also facing dilution risk because of the need to re-capitalize their balance sheets. The Fund also trimmed its bank share holdings.

     Throughout this review period, the Fund has steadily built up positions in the basic Materials and Industrial sectors. In the Petrochemical sector, the Fund has accumulated positions in LG Chemical, Ltd. and Honam Petrochemical Corp. The Petrochemical sector has experienced some tightening of supply due to China's strong demand and limited capacity additions following the Asian financial crisis in 1997. Consolidation of the Korean Petrochemical sector has also resulted in larger and integrated petrochemical companies that are able to fully benefit from future price increases. The Fund is also positive on the Shipbuilding sector. In this uncertain environment, the Shipbuilding sector offers good earnings visibility with many shipbuilding companies experiencing two-year order backlogs. The Shipbuilding sector will also benefit from tougher regulations put in place to accelerate the phasing out of older single hull tanker vessels.

Investment Strategy

     The Fund expects GDP growth in 2003 to be substantially weaker than in 2002. First quarter ended March 31, 2003 GDP declined 0.4% q-o-q and increased 3.7% y-o-y. Consumer spending decreased sharply, down by 2.1% q-o-q, as the continued deterioration in economic conditions was felt. The slowdown is likely to be more pronounced in the second quarter ending June 30, 2003. The key factors should be: (1) the impact of Severe Acute Respiratory Syndrome ("SARS"), (2) a seasonally weaker period for electronics products (and therefore exports), and (3) the one-off effect from the truck drivers' strike. The government has stuck to its 4% GDP growth forecast for 2003 but that appears to be premised on a recovery coming through in the second half of the year. The Fund remains uncertain about the prospects for the second half. President Roh will seek ways to stimulate a recovery; but while fiscal pump priming is an option, monetary policy is likely to be constrained.

     The two immediate concerns for the Fund are the North Korean nuclear weapons issue, and the ongoing chaebol investigations. The Fund remains optimistic of a peaceful resolution to the nuclear weapon issue on the Korean Peninsula eventually but does not expect this to be achieved in the near-term. While reform of the chaebols would be a longer-term positive, the Fund believes that such an investigation is likely to result in serious consequences for the financial markets in the immediate term. The stock market is likely to go through an extremely volatile period and the Fund therefore maintains a cautious view.

     The Fund advocates a slight overweight position in the Technology sector. The global outlook remains uncertain, but the Fund is more concerned about the deteriorating domestic environment. The Fund remains comfortable with the long-term prospects of Samsung Electronics Co., Ltd. and its valuation is still compelling. The underweight position in the Telecommunications sector will be maintained as financial problems of the SK Group continue to create near-term uncertainty. The Fund is also wary of the vulnerability of the South Korean financial system and maintains an underweight exposure to the Financial sector.

     We appreciate your continuing support of your Fund.

                                            Sincerely,



                                            Yasushi Suzuki
                                            President

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                       SHAREHOLDERS ACCOUNT INFORMATION
     Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Equiserve Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.
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                               INTERNET WEBSITE
     NAM-U.S.A. has established an Internet website which highlights history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.
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                                      5

                                               KOREA EQUITY FUND, INC.

                                          FUND HIGHLIGHTS -- APRIL 30, 2003
                                                     (Unaudited)

KEY STATISTICS:
     Net Assets.........................................................................     $        32,969,730
     Net Asset Value per Share..........................................................     $              3.92
     Closing NYSE Market Price..........................................................     $              3.47
     Percentage Change in Net Asset Value per Share*....................................                  (8.4%)
     Percentage Change in NYSE Market Price*............................................                  (7.0%)

MARKET INDEX:
Percentage change in market index*

                                                                                  KOREAN WON                  U.S.$
                                                                                  ----------                  -----
     Korea Composite Stock Price Index*.............................                (9.0%)                   (8.4%)
     *From November 1, 2002 through April 30, 2003

ASSET ALLOCATION:
     Korean Equity Securities...........................................................                     92.1%
     Other Assets Less Liabilities, Net.................................................                      7.9
                                                                                                        ---------------
     Net Assets.........................................................................                    100.0%
                                                                                                        ===============

INDUSTRY DIVERSIFICATION:.
                                                    % of                                                    % of
                                                 Net Assets                                              Net Assets
                                                 ----------                                              ----------
Consumer Electronics.......................          25.7      Iron and Steel........................         5.0
Telecommunications.........................          11.7      Chemicals & Pharmaceuticals...........         4.5
Banking and Financial Services.............          10.5      Food and Beverages....................         3.2
Miscellaneous Manufacturing................           8.2      Utilities.............................         2.8
Services...................................           7.2      Retail................................         0.4
Automotive Equipment and Parts.............           6.4      Airlines..............................         0.4
Electrical Machinery.......................           6.1


                                    TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:

                                                                                          Market        % of Net
Security                                                                                  Value        Net Assets
--------                                                                              ------------   --------------
Samsung Electronics Co., Ltd.................................................           $7,744,807       23.5
KT Corp......................................................................            2,135,638        6.5
Kookmin Bank.................................................................            2,077,097        6.3
POSCO........................................................................            1,653,498        5.0
Hyundai Motor, Ltd...........................................................            1,634,980        4.9
SK Telecom Co., Ltd..........................................................            1,530,041        4.6
KEC Corporation..............................................................            1,366,436        4.1
LG Chemical Ltd..............................................................            1,114,469        3.4
Nhong Shim Co., Ltd..........................................................            1,057,696        3.2
Shinhan Financial Group Co., Ltd.............................................            1,044,938        3.2

                                                 KOREA EQUITY FUND, INC.
                                                 SCHEDULE OF INVESTMENTS
                                                     APRIL 30, 2003
                                                       (Unaudited)

                                                                                                                % of
                                                                                                  Market         Net
KOREAN EQUITY SECURITIES                                            Shares         Cost           Value        Assets
                                                                  ----------     ---------      ---------    ----------
Airlines
Korean Air Co., Ltd.........................................        12,000        $137,875       $114,074        0.4
                                                                                 ---------      ---------    ----------
   Global airlines

Automotive Equipment and Parts
Hyundai Mobis...............................................         9,200         218,536        182,864        0.6
   Automotive service components
Hyundai Motor. Co., Ltd.....................................        55,000       1,199,082      1,299,177        3.9
Hyundai Motor, Co., Ltd. PFD................................        30,000         276,979        335,803        1.0
   Passenger cars, trucks, autoparts and commercial vehicles
Kia Motors..................................................        43,000         424,001        299,054        0.9
                                                                                 ---------      ---------    ----------
   Automobiles and autoparts
Total Automotive Equipment and Parts........................                     2,118,598      2,116,898        6.4
                                                                                 ---------      ---------    ----------

Banking and Financial Services
Kookmin Bank................................................        74,008       2,273,652      2,077,097        6.3
   Commercial bank
Koram Bank..................................................        50,000         347,652        325,514        1.0
   Commercial bank
Shinhan Financial Group Co., Ltd............................       105,800       1,307,872      1,044,938        3.2
                                                                                 ---------      ---------    ----------
   Consumer and commercial-related financial services
Total Banking and Financial Services........................                     3,929,176      3,447,549       10.5
                                                                                 ---------      ---------    ----------

Chemicals and Pharmaceuticals
Honam Petrochemical Corporation.............................        14,180         332,226        356,542        1.1
   Petrochemicals
LG Chemical Ltd.............................................        33,600       1,212,715      1,114,469        3.4
                                                                                 ---------      ---------    ----------
   Petrochemicals
Total Chemicals and Pharmaceuticals.........................                     1,544,941      1,471,011        4.5
                                                                                 ---------      ---------    ----------

Consumer Electronics
LG Electronics Inc..........................................        21,000         790,029        724,198        2.2
   Digital display equipment
Samsung Electronics Co., Ltd................................        27,628       4,747,139      6,935,424       21.0
Samsung Electronics Co., Ltd. PFD...........................         6,600         964,577        809,383        2.5
                                                                                 ---------      ---------    ----------
   Consumer electronics, computers, and telecommunications
Total Consumer Electronics..................................                     6,501,745      8,469,005       25.7
                                                                                 ---------      ---------    ----------
                                                                                 ---------      ---------    ----------

                                           See notes to financial statements.



                                                            7

                                                 KOREA EQUITY FUND, INC.
                                          SCHEDULE OF INVESTMENTS--(Continued)
                                                     APRIL 30, 2003
                                                       (Unaudited)

                                                                                                                % of
                                                                                                  Market         Net
                                                                    Shares         Cost           Value        Assets
                                                                  ----------     ---------      ---------    ----------
Electrical Machinery
KEC Corporation...........................................          32,300      $1,129,890     $1,366,436        4.1
   Non-semiconductors
Samsung Electro Mechanics Co., Ltd........................           5,500         219,439        162,284        0.5
   Telecommunication Equipment
Samsung SDI Co., Ltd......................................           7,780         469,597        486,650        1.5
                                                                                 ---------      ---------    ----------
   Cathode ray tubes for televisions and computer monitors
Total Electrical Machinery                                                       1,818,926      2,015,370        6.1
                                                                                 ---------      ---------    ----------

Food and Beverages
Nhong Shim Co., Ltd.......................................          14,200         687,027      1,057,696        3.2
                                                                                 ---------      ---------    ----------
   Instant noodles

Iron and Steel
POSCO.....................................................          19,600       1,528,720      1,653,498        5.0
                                                                                 ---------      ---------    ----------
   Hot and cold rolled steel products.....................

Miscellaneous Manufacturing
Cheil Industries Inc......................................          48,000         567,341        606,420        1.8
   Men's and women's apparel
Daewoo Shipbuilding & Marine Engineering Co., Ltd.+.......          93,000         694,332        784,568        2.4
   Naval and commercial ships
Kumgang Korea Chemical Co., Ltd...........................           7,300         709,202        621,852        1.9
   Paints and building materials
Samsung Heavy Industries Co., Ltd.........................         158,000         597,303        699,621        2.1
                                                                                 ---------      ---------    ----------
   Shipbuilding
Total Miscellaneous Manufacturing.........................                       2,568,178      2,712,461        8.2
                                                                                 ---------      ---------    ----------

Retail
Shinsegae Co., Ltd........................................           1,500         211,785        179,012        0.4
                                                                                 ---------      ---------    ----------
Department store chain

Services
Cheil Communications Inc..................................           6,600         569,852        573,086        1.7
   Advertising
Daelim Industrial Co., Ltd................................          40,000         553,458        651,852        2.0
   Civil engineering, architectural and plant construction
Hanjin Shipping Co., Ltd..................................          36,000         241,216        248,889        0.8
   Marine transportation
LG AD.....................................................          29,200         317,886        388,132        1.2
   Advertising

                                           See notes to financial statements.

                                                 KOREA EQUITY FUND, INC.
                                          SCHEDULE OF INVESTMENTS--(Continued)
                                                     APRIL 30, 2003
                                                       (Unaudited)

                                                                                                                % of
                                                                                                  Market         Net
                                                                    Shares         Cost           Value        Assets
                                                                  ----------   ------------   ------------   ----------
Samsung Fire & Marine Insurance Co., Ltd...............             10,000     $    520,592   $    493,827       1.5
                                                                               ------------   ------------   ----------
   Non-life insurance
Total Services.........................................                           2,203,004      2,355,786       7.2
                                                                               ------------   ------------   ----------

Telecommunications
KT Corp................................................             52,000        2,283,127      2,135,638       6.5
   Telecommunications
KT Freetel+............................................              8,600          188,311        190,757       0.6
   Mobile telecommunications
SK Telecom Co., Ltd....................................             11,000        2,377,296      1,530,041       4.6
                                                                               ------------   ------------   ----------
   Mobile telecommunications and paging services
Total Telecommunications...............................                           4,848,734      3,856,436      11.7
                                                                               ------------   ------------   ----------

Utilities
                                                                               ------------   ------------   ----------
Korea Electric Power Corp..............................             55,000          996,391        925,720       2.8
                                                                               ------------   ------------   ----------
   Power supplier

TOTAL KOREAN EQUITY SECURITIES.........................                          29,086,100     30,374,516      92.1
                                                                               ------------   ------------   ----------

TOTAL INVESTMENTS......................................                          29,086,100     30,374,516      92.1

OTHER ASSETS LESS LIABILITIES, NET.....................                           2,595,214      2,595,214       7.9
                                                                               ------------   ------------   ----------

NET ASSET..............................................                        $ 31,681,314   $ 32,969,730     100.0
                                                                               ============   ============   ==========

+Non-income producing securities.
PFD-- Preffered security.


                                 Portfolio securities and foreign currency holdings were
                             translated at the following exchange rate as of April 30, 2003.

                                             Korean won KRW 1,215.00 = $1.00











                                           See notes to financial statements.

                                               KOREA EQUITY FUND, INC.
                                         STATEMENT OF ASSETS AND LIABILITIES
                                                   APRIL 30, 2003
                                                     (Unaudited)

ASSETS:
   Investments in securities, at market value (cost--$29,086,100)..........................             $30,374,516
   Prepaid expenses........................................................................                  16,283
   Cash  ..................................................................................               2,807,078
                                                                                                       -------------
         Total Assets......................................................................              33,197,877
                                                                                                       -------------

LIABILITIES:
   Accrued management fee..................................................................                  24,944
   Other accrued expenses..................................................................                 203,203
                                                                                                       -------------
         Total Liabilities.................................................................                 228,147
                                                                                                       -------------

NET ASSETS:
   Capital stock (par value of 8,409,000 shares of capital stock outstanding, authorized                    840,900
     100,000,000, par value $0.10 each)....................................................
   Paid-in capital.........................................................................              88,603,879
   Accumulated net realized loss on investments and foreign currency transactions..........            (57,947,854)
   Unrealized net appreciation on investments and foreign exchange.........................               1,288,416
   Undistributed net investment income.....................................................                 184,389
                                                                                                       -------------

         Net Assets........................................................................             $32,969,730
                                                                                                       =============

   Net asset value per share...............................................................                  $ 3.92
                                                                                                       =============


























                                         See notes to financial statements.

                                               KOREA EQUITY FUND, INC.
                                               STATEMENT OF OPERATIONS
                                       FOR THE SIX MONTHS ENDED APRIL 30, 2003
                                                     (Unaudited)

INCOME:
   Dividend income (less $116,469 withholding taxes).......................................                 589,407
   Interest income.........................................................................                   4,480
                                                                                                       ------------
         Total Income......................................................................                 593,887
                                                                                                       ------------

EXPENSES:
   Management fee..........................................................................                 188,533
   Legal fees..............................................................................                  99,076
   Custodian fees..........................................................................                  46,580
   Shareholder reports.....................................................................                  28,642
   Auditing and tax reporting fees.........................................................                  19,494
   Directors' fees and expenses............................................................                  17,195
   Registration fees.......................................................................                  12,731
   Annual meeting expenses.................................................................                  11,105
   Transfer agency fees....................................................................                   6,625
   Miscellaneous fees......................................................................                   2,887
   Insurance expenses......................................................................                   2,338
                                                                                                       ------------
         Total Expenses....................................................................                 435,206
         Waived Management fee.............................................................                (25,708)
                                                                                                       ------------
         Net Expenses......................................................................                 409,498

INVESTMENT INCOME--NET.....................................................................                 184,389
                                                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
   Realized gain(loss) on investments and foreign currency transactions:
   Net realized loss on investments........................................................               (101,944)
   Net realized gain on foreign exchange...................................................                 169,824
                                                                                                       ------------
   Net realized gain on investments and foreign exchange...................................                  67,880
   Change in net unrealized depreciation on investments....................................             (3,224,292)
   Change in net unrealized depreciation on translation of foreign currency
       and other assets and liabilities denominated in foreign currency....................                (80,041)
                                                                                                       ------------
   Net realized and unrealized loss on investments and foreign exchange....................             (3,236,453)
                                                                                                       ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................................            ($3,052,064)
                                                                                                       ============












                                         See notes to financial statements.

                                                 KOREA EQUITY FUND, INC.
                                           STATEMENT OF CHANGES IN NET ASSETS

                                                                                        For the Six
                                                                                        Months Ended        For the
                                                                                         April 30,        Year Ended
                                                                                            2003          October 31,
                                                                                        (Unaudited)          2002
                                                                                      -------------     --------------
FROM INVESTMENT ACTIVITIES:
   Net investment income(loss)................................................        $    184,389      $   (418,078)
   Net realized gain(loss) on investments.....................................            (101,944)        5,984,688
   Net realized gain(loss) on foreign exchange................................             169,824          (796,613)
   Change in net unrealized appreciation(depreciation) on investments.........          (3,224,292)        1,548,574
   Change in net unrealized appreciation(depreciation) on translation of foreign currency and other assets and liabilities denominated in foreign
       currency...............................................................             (80,041)        2,532,702
                                                                                      -------------     --------------
   Increase (decrease) in net assets derived from investment activities.......          (3,052,064)        8,851,273

NET ASSETS:
   Beginning of period........................................................          36,021,794        27,170,521
                                                                                      -------------     --------------
   End of period..............................................................        $ 32,969,730      $ 36,021,794
                                                                                      =============     ==============






























                                           See notes to financial statements.

                            KOREA EQUITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS--(Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES

     Korea Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of Korean companies. The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

     (a) Valuation of Securities--Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market (as opposed to the OTC market for foreign investors in Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions--Transactions denominated in Korean won ("Won") are recorded in the Fund's records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at April 30, 2003. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at April 30, 2003, resulting from changes in the exchange rate.

     (c) Security Transactions, Investment Income, Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

     Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

     (d) Capital Account Reclassification--For the year ended October 31, 2002, the Fund's paid-in-capital was decreased by $443,791 with decrease in accumulated net investment loss of $418,078 and decrease in accumulated net realized loss on investments and foreign currency transactions of $25,713. The adjustment was primarily a result of the reclassification of net investment and foreign exchange losses.

     (e) Income Taxes--A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

     (f) Subscription for New Shares--As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by Korean companies.

     (g) Use of Estimates in Financial Statement Preparation--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (h) Concentration of Risk--A significant portion of the Fund's net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, lesser liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about United States issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

     (i) Indemnifications--In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occured. However, based on experience, the Fund expects the risk of loss to be remote.

2.   Management Agreement and Transactions With Affiliated Persons

     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. ("NAM"), as investment adviser for the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of 1.10% of the Fund's average weekly net assets. Effective June 30, 2000, the Manager voluntarily reduced its management fee from 1.1% to 0.95% of the Fund's average weekly net assets. This reduction will remain in effect unless the Manager and the Board of Directors of the Fund mutually agree to reinstate the full management fee. For services performed, NAM receives a monthly fee from the Manager at the annual rate of 0.55% of the average weekly net assets of the Fund. Effective July 24, 2001 for services performed, Nomura Asset Management Hong Kong Limited ("NAM-Hong Kong") and Nomura Asset Management Singapore Limited ("NAM-Singapore") receive a monthly fee from NAM at an annual rate of 0.05% of average weekly net assets of the Fund. On November 13, 2001, NAM delegated investment discretion over the Fund's assets to NAM-Singapore. Effective on that date, NAM now pays NAM-Singapore a monthly fee at an annual rate of 0.25% of average weekly net assets of the Fund. For their services, the Fund was informed that NAM-Hong Kong and NAM-Singapore received fees of $4,713 and $23,567, respectively from NAM. Under the Management Agreement, the Fund paid or accrued fees after the voluntary waiver, to the Manager of $162,825 for the six months ended April 30, 2003. For the six months ended April 30, 2003, the Manager informed the Fund that NAM received fees of $94,267 from the Manager. At April 30, 2003, the fee payable to the Manager by the Fund was $24,944.

     Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Nomura Securities Co., Ltd. earned $0 in commissions from the Fund on the execution of portfolio securities transactions for the six months ended April 30, 2003. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated $17,195 for the six months ended April 30, 2003.

3.   Purchases and Sales of Investments

     Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended April 30, 2003 were $11,282,719 and $12,469,085, respectively.

     As of April 30, 2003, net unrealized appreciation on investments, exclusive of short-term securities, for Federal income tax purposes was $1,288,416 of which $3,543,192 related to appreciated securities and $2,254,776 related to depreciated securities. The aggregate cost of investments, exclusive of short-term securities, at April 30, 2003 for Federal income tax purposes was $29,086,100. The Fund has a capital loss carryforward as of October 31, 2002 of approximately $57,800,569 of which $8,845,287 expires on October 31, 2003, $3,203,082 expires on October 31, 2004, $5,210,727 expires on October 31, 2005, $20,128,015 expires on October 31, 2006, $6,271,812 expires on October 31, 2007, $7,181,610 expires on October
31, 2008 and $6,960,036 expires on October 31, 2009.

                                                KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share of common stock outstanding throughout each period:
                                                  For the Six
                                                  Months Ended                    For the Year Ended
                                                 April 30, 2003                      October 31,
                                                ----------------  ---------------------------------------------------
                                                  (Unaudited)       2002       2001       2000        1999      1998
                                                ----------------  --------   -------   ---------    -------   -------
Net asset value, beginning of year........            $4.28        $3.23       $3.52      $5.63      $2.78      $3.55
                                                ----------------  --------   -------   ---------    -------   -------
   Net investment income (loss)...........             0.02        (0.05)     (0.03)     (0.03)     (0.04)     (0.03)
   Net realized and unrealized gain (loss) on
     investments and foreign currency.....            (0.38)         1.10     (0.26)     (2.08)       2.89     (0.74)
                                                ----------------  --------   -------   ---------    -------   -------
   Total from investment operations.......            (0.36)         1.05     (0.29)     (2.11)       2.85     (0.77)
                                                ----------------  --------   -------   ---------    -------   -------

Net asset value, end of period............            $3.92         $4.28      $3.23      $3.52      $5.63      $2.78
                                                ================  ========   =======   =========    =======   =======

Market value, end of period...............            $3.470       $3.730     $2.620     $2.625     $4.375    $2.9375
Total investment return+..................            (7.0%)        42.4%     (0.2%)    (40.0%)      48.9%    (20.3%)
Ratio to average net assets/supplemental data:
   Net assets, end of period (000)........           $32,970      $36,022    $27,171    $29,578    $47,345    $23,343
   Operating expenses before waiver of a
     portion of the management fee........            2.56%*        2.50%      3.36%      2.24%      2.22%      3.13%
   Operating expenses after waiver of a
     portion of the management fee........            2.41%*        2.35%      3.12%      2.20%      2.22%      3.13%
   Net investment income (loss)...........            1.09%*      (1.10%)    (1.02%)    (0.60%)    (0.78%)    (1.21%)
   Portfolio turnover.....................             34%            99%        37%        50%        34%        25%

*  Annualized
+ Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.

























                                          See notes to financial statements.

                                                                   ===================================================
BOARD OF DIRECTORS
William G. Barker, Jr.
Yasushi Suzuki
Chor Weng Tan
Arthur R. Taylor
John F. Wallace





OFFICERS
Yasushi Suzuki, President
Keisuke Haruguchi, Vice President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary

MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura.com

INVESTMENT ADVISER                                                                       KOREA
Nomura Asset Management Co., Ltd.                                                        Equity
1-12-1 Chome Nihonbashi, Chuo-ku,                                                      Fund, Inc.
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
32nd Floor, Citibank Tower
CitiBank Plaza, 3 Garden Rd.
Central Hong Kong, Hong Kong

Nomura Asset Management Singapore Limited
6 Battery Road 34-02
Singapore, Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT                                              SEMI-ANNUAL REPORT
AND REGISTRAR
Equiserve Trust Company, N.A.                                                        APRIL 30, 2003
P.O.Box 43011
Providence, R.I. 02940-3011

COUNSEL
Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of The Americas
New York, New York 10036-2798

KOREA EQUITY FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936


-----------------------------------------------------------------
This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their
information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements, including the Schedule of
Investments, have not been examined by the Fund's independent accountants, PricewaterhouseCoopers LLP, and accordingly,
they express no opinion thereon.
                                                                   ===================================================

ITEM 2. CODE OF ETHICS
------------------------------------------------------------------------------
Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
------------------------------------------------------------------------------
Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
------------------------------------------------------------------------------
Not applicable.

ITEMS 5-6.  [RESERVED]
------------------------------------------------------------------------------

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------------
Not applicable.

ITEM 8.  [RESERVED]
------------------------------------------------------------------------------

ITEM 9.  CONTROLS AND PROCEDURES
------------------------------------------------------------------------------

(a) The registrant's principal executive officer and principal financial and accounting officer, after evaluating the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) as of a date within ninety days of the filing date of this Form N-CSR, have concluded that the registrant's disclosure controls and procedures are adequate and effective.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, nor were there any significant deficiencies or material weaknesses in the registrant's internal controls. As a result, no corrective actions were required or undertaken.

ITEM 10.  EXHIBITS
------------------------------------------------------------------------------
(a) Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

                                  SIGNATURES
                           ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Yasushi Suzuki
-------------------------------------
Yasushi Suzuki, President

Date:    June 27, 2003
-------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
-------------------------------------
Rita Chopra-Brathwaite, Treasurer

Date:    June 27, 2003
-------------------------------------